EX-32

EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10-K of Blue Sky Media Corp., for the Year ended June 30, 2015, I, Wayne Berian, and I, Hannah Grabowski, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 27, 2015
/s/ Wayne Berian

Wayne Berian Principal Executive Officer Blue Sky Media Corp.;

Date: August 27, 2015

/s/ Hannah Grabowski
Hannah Grabowski, Principal Financial Officer Blue Sky Media Corp.;